                                                                EX-99.B(h)(5)(v)

                                  AMENDMENT TO
                             PARTICIPATION AGREEMENT

     THIS AMENDMENT to the Participation Agreement ("Amendment") is entered into and is effective this 1/st/ day of May, 2002 by and among American Enterprise Life Insurance Company (the "Company") and Wells Fargo Variable Trust (the "Trust") and Stephens Inc. (the "Underwriter").

     WHEREAS, The parties to this Amendment have previously executed that certain Participation Agreement dated March 3, 2000 ("Agreement"); and

     WHEREAS, the parties to this Amendment wish to amend the Agreement to allow for the addition of new Contracts.

     NOW THEREFORE, in consideration of the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree to amend the Agreement as follows:

1. Schedules A and C of the Agreement are hereby deleted in their entirety and are replaced with the Schedules A and C attached hereto and incorporated by reference.

2. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis.

3. Except as modified by this Amendment, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

     IN WITNESS WHEREOF, each party has executed this Amendment by a duly authorized officer.

AMERICAN ENTERPRISE LIFE INSURANCE        Attest:
COMPANY


By:       /s/ Gumer C. Alvero             By:       /s/ Mary Ellyn Minenko
        ------------------------------            ------------------------------
Printed                                   Printed
Name:   Gumer C. Alvero                   Name:   Mary Ellyn Minenko
As Its: Executive Vice President,         As Its: Assistant Secretary
        Annuities


WELLS FARGO VARIABLE TRUST                STEPHENS INC.


By:       /s/ C. David Messman            By:       /s/ Richard H. Blank, Jr
        ------------------------------            ------------------------------
Printed                                   Printed
Name:   C. David Messman                  Name:   Richard H. Blank, Jr.
As Its: Secretary                         As Its: Vice President

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

                                   SCHEDULE A

                         Separate Accounts and Contracts
                     Subject to the Participation Agreement
                     --------------------------------------

Separate Account:  American Enterprise Variable Annuity Account
                   Established July 15, 1987

Contracts:         Wells Fargo Advantage/SM/ Variable Annuity and Wells Fargo
                   Advantage/SM/ Builder Variable Annuity; Contract Form
                   Numbers 44209 and 44210 and state variations thereof.

                   American Express Signature One Variable Annuity/SM/; Contract Form Number 240180 and state variations thereof.

                   Wells Fargo FlexChoice/SM/ Variable Annuity; Contract Form Numbers 271496 and 271491 and state variations thereof.

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

                                   SCHEDULE C

                    Other Funds Available under the Contracts
                    -----------------------------------------

Wells Fargo Advantage/SM/ Variable Annuity
Wells Fargo Advantage/SM/ Builder Variable Annuity
AXP(R) Variable Portfolio - Blue Chip Advantage Fund
AXP(R) Variable Portfolio - Capital Resource Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Extra Income Fund
AXP(R) Variable Portfolio - Federal Income Fund
AXP(R) Variable Portfolio - New Dimensions Fund(R)
AXP(R) Variable Portfolio - Small Cap Advantage Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Share Class Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2) Fidelity VIP High Income Portfolio (Service Class 2)
Fidelity VIP Mid Cap Portfolio (Service Class 2)
FTVIPT Franklin Income Securities Fund - Class 2
FTVIPT Franklin Real Estate Fund - Class 2
FTVIPT Franklin Small Cap Fund - Class 2
FTVIPT Franklin Value Securities Fund - Class 2
FTVIPT Franklin Mutual Shares Securities Fund - Class 2
Goldman Sachs VIT CORE/SM/ U.S. Equity Fund
Goldman Sachs VIT Mid Cap Value Fund
MFS(R) Investors Trust Series - Initial Class (previously MFS(R) Growth with Income Series)
MFS(R) Utilities Series - Initial Class
Oppenheimer Global Securities Fund/VA Service Shares
Oppenheimer Strategic Bond Fund/VA Service Shares
Putnam VT Health Sciences Funds - Class 1B Shares
Putnam VT International Growth Fund - Class 1B Shares
Putnam VT Vista Fund - Class 1B Shares

American Express Signature One Variable Annuity/SM/
AXP(R) Variable Portfolio - Blue Chip Advantage Fund
AXP(R) Variable Portfolio - Bond Fund
AXP(R) Variable Portfolio - Capital Resource Fund
AXP(R) Variable Portfolio - Cash Management Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Extra Income Fund
AXP(R) Variable Portfolio - Federal Income Fund
AXP(R) Variable Portfolio - Growth Fund
AXP(R) Variable Portfolio - Managed Fund
AXP(R) Variable Portfolio - New Dimensions Fund(R)
AXP(R) Variable Portfolio - Small Cap Advantage Fund

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

American Express Signature One Variable Annuity/SM/ (continued)
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Value Fund
Alliance VP Premier Growth Portfolio (Class B)
Alliance VP Technology Portfolio (Class B)
Alliance VP U.S. Government/High Grade Securities Portfolio (Class B)
Baron Capital Funds Trust Capital Asset Fund - Insurance Shares
Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio (previously
 Warburg Pincus Trust - Emerging Growth Portfolio)
Fidelity VIP III Growth & Income Portfolio (Service Class)
Fidelity VIP III Mid Cap Portfolio (Service Class)
Fidelity VIP Overseas Portfolio (Service Class)
FTVIPT Franklin Real Estate Fund - Class 2
FTVIPT Franklin Mutual Shares Securities Fund - Class 2
FTVIPT Templeton International Smaller Companies Fund - Class 2
Goldman Sachs VIT Capital Growth Fund
Goldman Sachs VIT CORE/SM/ U.S. Equity Fund
Goldman Sachs VIT Internatioinal Equity Fund
Janus Aspen Series Aggressive Growth Portfolio: Service Shares
Janus Aspen Series Global Technology Portfolio: Service Shares
Janus Aspen Series Growth Portfolio: Service Shares
Janus Aspen Series International Growth Portfolio: Service Shares
J.P. Morgan U.S. Disciplined Equity Portfolio
Lazard Retirement Series Equity Portfolio
Lazard Retirement Series International Equity Portfolio
MFS(R) New Discovery Series - Initial Class
MFS(R) Research Series - Initial Class
MFS(R)Utilities Series - Initial Class
Royce Capital Fund Micro-Cap Portfolio
Royce Capital Fund Small-Cap Portfolio (previously Royce Premier Portfolio) Third Avenue Value Portfolio
Wanger International Small Cap
Wanger U.S. Small Cap

Wells Fargo Flexchoice/SM/ Variable Annuity
AXP(R) Variable Portfolio - Blue Chip Advantage Fund
AXP(R) Variable Portfolio - Capital Resource Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Extra Income Fund
AXP(R) Variable Portfolio - Federal Income Fund
AXP(R) Variable Portfolio - New Dimensions Fund(R)
AXP(R) Variable Portfolio - Small Cap Advantage Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Value Fund

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

Wells Fargo Flexchoice/SM/ Variable Annuity (continued)
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Share Class Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2) Fidelity VIP High Income Portfolio (Service Class 2)
Fidelity VIP Mid Cap Portfolio (Service Class 2)
FTVIPT Franklin Income Securities Fund - Class 2
FTVIPT Franklin Real Estate Fund - Class 2
FTVIPT Franklin Small Cap Fund - Class 2
FTVIPT Franklin Mutual Shares Securities Fund - Class 2
Goldman Sachs VIT CORE/SM/ U.S. Equity Fund
Goldman Sachs VIT Mid Cap Value Fund
MFS(R) Investors Trust Series - Initial Class (previously MFS(R) Growth with
 Income Series)
MFS(R) Utilities Series - Initial Class
Putnam VT International Growth Fund - Class 1B Shares
Putnam VT Vista Fund - Class 1B Shares

dc-376480

                                  AMENDMENT TO
                             PARTICIPATION AGREEMENT

     THIS AMENDMENT to the Participation Agreement ("Amendment") is entered into and is effective this 15/th/ day of September, 2002 by and among American Enterprise Life Insurance Company (the "Company") and Wells Fargo Variable Trust (the "Trust") and Stephens Inc. (the "Underwriter").

     WHEREAS, The parties to this Amendment have previously executed that certain Participation Agreement dated March 3, 2000, as amended ("Agreement"); and

     WHEREAS, the parties desire to amend their respective obligations with regard shareholder communications; and

     WHEREAS, the parties to this Amendment wish to amend the Agreement to allow for the deletion of a Contract.

     NOW THEREFORE, in consideration of the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree to amend the Agreement as follows:

4. Section 3.1 is deleted in its entirety and is hereby replaced with the following:

     3.1 The Underwriter shall provide the Company, at the Company's expense, with as many copies of the Trust's current prospectus as the Company may reasonably request. If requested by the Company in lieu thereof, the Trust shall provide, at the Trust's expense, such documentation including a final copy of a current prospectus set in type, a computer disk or other medium agreed to by the parties and other assistance as is reasonably necessary in order for the Company to print the prospectus (or more frequently if the Trust's prospectus is amended more frequently), in which case the Trust shall reimburse the Company for the cost of printing and distributing such prospectus to existing Contract owners or participants. The Company shall bear the cost of printing and distributing such prospectus to prospective Contract owners or participants.

5. Section 3.3 is deleted in its entirety and is hereby replaced with the following:

     3.3 The Trust, at its expense, shall provide the Company with copies of its proxy material, if any, reports to shareholders and other communications to shareholders in such quantity as the Company shall reasonably require. If requested by the Company in lieu thereof, the Trust shall provide, at the Trust's expense, such documentation including a final copy of a current reports to shareholders and other communications to shareholders set in type, a computer disk or other medium agreed to by the parties and other assistance as is reasonably necessary in order for the Company to print the

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

          reports to shareholders and other communications to shareholders, in which case the Trust shall reimburse the Company for the cost of printing such materials. The Trust shall bear the cost of distributing proxy material, reports to shareholders and other communications to existing Contract owners or participants.

6. Schedules A and C of the Agreement are hereby deleted in their entirety and are replaced with the Schedules A and C attached hereto and incorporated by reference.

7. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis.

8. Except as modified by this Amendment, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

     IN WITNESS WHEREOF, each party has executed this Amendment by a duly authorized officer.

AMERICAN ENTERPRISE LIFE INSURANCE        Attest:
COMPANY


By:       /s/ Gumer C. Alvero             By:       /s/ Mary Ellyn Minenko
        ------------------------------            ------------------------------
Printed                                   Printed
Name:   Gumer C. Alvero                   Name:   Mary Ellyn Minenko
As Its: Executive Vice President,         As Its: Assistant Secretary
        Annuities

WELLS FARGO VARIABLE TRUST                STEPHENS INC.


By:       /s/ C. David Messman            By:       /s/ Richard H. Blank, Jr
        ------------------------------            ------------------------------
Printed                                   Printed
Name:   C. David Messman                  Name:   Richard H. Blank, Jr.
As Its: Secretary                         As Its: Vice President

dc-376480

                                   SCHEDULE A

                         Separate Accounts and Contracts
                     Subject to the Participation Agreement
                     --------------------------------------

Separate Account:  American Enterprise Variable Annuity Account Established July
                   15, 1987

Contracts:         Wells Fargo Advantage/SM/ Variable Annuity and Wells Fargo
                   Advantage/SM/ Builder Variable Annuity; Contract Form Numbers
                   44209 and 44210 and state variations thereof.

                   American Express Signature One Variable Annuity/SM/; Contract Form Number 240180 and state variations thereof.


dc-376480

                                   SCHEDULE C

                    Other Funds Available under the Contracts
                    -----------------------------------------

Wells Fargo Advantage/SM/ Variable Annuity
Wells Fargo Advantage/SM/ Builder Variable Annuity
AXP(R) Variable Portfolio - Blue Chip Advantage Fund
AXP(R) Variable Portfolio - Capital Resource Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Extra Income Fund
AXP(R) Variable Portfolio - Federal Income Fund
AXP(R) Variable Portfolio - New Dimensions Fund
AXP(R) Variable Portfolio - Small Cap Advantage Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Share Class Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2) Fidelity VIP High Income Portfolio (Service Class 2)
Fidelity VIP Mid Cap Portfolio (Service Class 2)
FTVIPT Franklin Income Securities Fund - Class 2
FTVIPT Franklin Real Estate Fund - Class 2
FTVIPT Franklin Small Cap Fund - Class 2
FTVIPT Franklin Value Securities Fund - Class 2
FTVIPT Franklin Mutual Shares Securities Fund - Class 2
Goldman Sachs VIT CORE/SM/ U.S. Equity Fund
Goldman Sachs VIT Mid Cap Value Fund
MFS(R) Investors Trust Series - Initial Class (previously MFS(R) Growth with Income Series)
MFS(R) Utilities Series - Initial Class
Oppenheimer Global Securities Fund/VA Service Shares
Oppenheimer Strategic Bond Fund/VA Service Shares
Putnam VT Health Sciences Funds - Class 1B Shares
Putnam VT International Growth Fund - Class 1B Shares
Putnam VT Vista Fund - Class 1B Shares

American Express Signature One Variable Annuity/SM/
AXP(R) Variable Portfolio - Blue Chip Advantage Fund
AXP(R) Variable Portfolio - Bond Fund
AXP(R) Variable Portfolio - Capital Resource Fund
AXP(R) Variable Portfolio - Cash Management Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Extra Income Fund
AXP(R) Variable Portfolio - Federal Income Fund
AXP(R) Variable Portfolio - Growth Fund
AXP(R) Variable Portfolio - Managed Fund
AXP(R) Variable Portfolio - New Dimensions Fund(R)
AXP(R) Variable Portfolio - Small Cap Advantage Fund

dc-376480

AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Value Fund Alliance VP Premier Growth Portfolio (Class B)
Alliance VP Technology Portfolio (Class B) Alliance
VP U.S. Government/High Grade Securities Portfolio (Class B)
Baron Capital Funds Trust Capital Asset Fund - Insurance Shares
Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio (previously
 Warburg Pincus Trust - Emerging Growth Portfolio)
Fidelity VIP III Growth & Income Portfolio (Service Class)
Fidelity VIP III Mid Cap Portfolio (Service Class)
Fidelity VIP Overseas Portfolio (Service Class)
FTVIPT Franklin Real Estate Fund - Class 2
FTVIPT Franklin Mutual Shares Securities Fund - Class 2
FTVIPT Templeton International Smaller Companies Fund - Class 2
Goldman Sachs VIT Capital Growth Fund
Goldman Sachs VIT CORE/SM/ U.S. Equity Fund
Goldman Sachs VIT Internatioinal Equity Fund
Janus Aspen Series Aggressive Growth Portfolio: Service Shares
Janus Aspen Series Global Technology Portfolio: Service Shares
Janus Aspen Series Growth Portfolio - Service Shares
Janus Aspen Series International Growth Portfolio: Service Shares
J.P. Morgan U.S. Disciplined Equity Portfolio
Lazard Retirement Series Equity Portfolio
Lazard Retirement Series International Equity Portfolio
MFS(R) New Discovery Series - Initial Class
MFS(R) Research Series - Initial Class
MFS(R)Utilities Series - Initial Class
Royce Capital Fund Micro-Cap Portfolio
Royce Capital Fund Small-Cap Portfolio (previously Royce Premier Portfolio) Third Avenue Value Portfolio
Wanger International Small Cap
Wanger U.S. Small Cap

dc-376480

                                  AMENDMENT TO
                             PARTICIPATION AGREEMENT

     THIS AMENDMENT to the Participation Agreement ("Amendment") is entered into and is effective this 2/nd/ day of January, 2003 by and among American Enterprise Life Insurance Company (the "Company") and Wells Fargo Variable Trust (the "Trust") and Stephens Inc. (the "Underwriter").

     WHEREAS, The parties to this Amendment have previously executed that certain Participation Agreement dated March 3, 2000, as amended ("Agreement"); and

     WHEREAS, the parties to this Amendment wish to amend the Agreement to allow for the addition of a Contract and deletion of an existing Contract.

     NOW THEREFORE, in consideration of the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree to amend the Agreement as follows:

9. Schedules A and C of the Agreement are hereby deleted in their entirety and are replaced with the Schedules A and C attached hereto and incorporated by reference.

10. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis.

11. Except as modified by this Amendment, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

     IN WITNESS WHEREOF, each party has executed this Amendment by a duly authorized officer.

AMERICAN ENTERPRISE LIFE INSURANCE        Attest:
COMPANY


By:       /s/ Gumer C. Alvero             By:       /s/ Mary Ellyn Minenko
        ------------------------------            ------------------------------
Printed                                   Printed
Name:   Gumer C. Alvero                   Name:   Mary Ellyn Minenko
As Its: Executive Vice President,         As Its: Assistant Secretary
        Annuities

dc-376480

WELLS FARGO VARIABLE TRUST                STEPHENS INC.


By:       /s/ C. David Messman            By:       /s/ Richard H. Blank, Jr
        ------------------------------            ------------------------------
Printed                                   Printed
Name:   C. David Messman                  Name:   Richard H. Blank, Jr.
As Its: Secretary                         As Its: Vice President


dc-376480

                                   SCHEDULE A

                         Separate Accounts and Contracts
                     Subject to the Participation Agreement
                     --------------------------------------

Separate Account:  American Enterprise Variable Annuity Account Established July
                   15, 1987

Contracts:         Wells Fargo Advantage Choice Variable Annuity; Contract Form
                   Numbers 271491 and 271496

                   Wells Fargo Advantage/SM/ Variable Annuity and Wells Fargo Advantage/SM/ Builder Variable Annuity; Contract Form Numbers 44209 and 44210 and state variations thereof.

                   American Express Signature One Variable Annuity/SM/; Contract Form Number 240180 and state variations thereof.

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

                                  SCHEDULE C

                    Other Funds Available under the Contracts
                    -----------------------------------------

Wells Fargo Advantage Choice Variable Annuity
AXP(R) Variable Portfolio - Blue Chip Advantage Fund
AXP(R) Variable Portfolio - Capital Resource Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Extra Income Fund
AXP(R) Variable Portfolio - Federal Income Fund
AXP(R) Variable Portfolio - New Dimensions Fund(R)
AXP(R) Variable Portfolio - Partners Small Cap Value Fund
AXP(R) Variable Portfolio - Small Cap Advantage Fund
AIM V.I. Capital Appreciation Fund, Series I
AIM V.I. Premier Equity Fund, Series I
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Share Class Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2) Fidelity VIP High Income Portfolio (Service Class 2)
Fidelity VIP Mid Cap Portfolio (Service Class 2)
FTVIPT Franklin Income Securities Fund - Class 2
FTVIPT Franklin Real Estate Fund - Class 2
FTVIPT Franklin Small Cap Fund - Class 2
FTVIPT Franklin Small Cap Value Securities Fund - Class 2
FTVIPT Franklin Mutual Shares Securities Fund - Class 2
Goldman Sachs VIT CORE/SM/ U.S. Equity Fund
Goldman Sachs VIT Mid Cap Value Fund
MFS(R) Investors Trust Series - Initial Class
MFS(R) Utilities Series - Initial Class
Oppenheimer Global Securities Fund/VA Service Shares
Oppenheimer Strategic Bond Fund/VA Service Shares
Putnam VT Health Sciences Funds - Class 1B Shares
Putnam VT International Growth Fund - Class 1B Shares
Putnam VT Vista Fund - Class 1B Shares

Wells Fargo Advantage/SM/ Variable Annuity
Wells Fargo Advantage/SM/ Builder Variable Annuity
AXP(R) Variable Portfolio - Blue Chip Advantage Fund
AXP(R) Variable Portfolio - Capital Resource Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Extra Income Fund
AXP(R) Variable Portfolio - Federal Income Fund
AXP(R) Variable Portfolio - New Dimensions Fund
AXP(R) Variable Portfolio - Small Cap Advantage Fund
AIM V.I. Capital Appreciation Fund, Series I
AIM V.I. Premier Equity Fund, Series I
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Share Class Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2)

dc-376480

Wells Fargo Advantage/SM/ Variable Annuity
Wells Fargo Advantage/SM/ Builder Variable Annuity (continued)
Fidelity VIP High Income Portfolio (Service Class 2)
Fidelity VIP Mid Cap Portfolio (Service Class 2)
FTVIPT Franklin Income Securities Fund - Class 2
FTVIPT Franklin Real Estate Fund - Class 2
FTVIPT Franklin Small Cap Fund - Class 2
FTVIPT Franklin Small Cap Value Securities Fund - Class 2
FTVIPT Franklin Mutual Shares Securities Fund - Class 2
Goldman Sachs VIT CORE/SM/ U.S. Equity Fund
Goldman Sachs VIT Mid Cap Value Fund
MFS(R) Investors Trust Series - Initial Class
MFS(R) Utilities Series - Initial Class
Oppenheimer Global Securities Fund/VA Service Shares
Oppenheimer Strategic Bond Fund/VA Service Shares
Putnam VT Health Sciences Funds - Class 1B Shares
Putnam VT International Growth Fund - Class 1B Shares
Putnam VT Vista Fund - Class 1B Shares

American Express Signature One Variable Annuity/SM/
AXP(R) Variable Portfolio - Blue Chip Advantage Fund
AXP(R) Variable Portfolio - Bond Fund
AXP(R) Variable Portfolio - Capital Resource Fund
AXP(R) Variable Portfolio - Cash Management Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Extra Income Fund
AXP(R) Variable Portfolio - Federal Income Fund
AXP(R) Variable Portfolio - Growth Fund
AXP(R) Variable Portfolio - Managed Fund
AXP(R) Variable Portfolio - New Dimensions Fund(R)
AXP(R) Variable Portfolio - Small Cap Advantage Fund
AIM V.I. Capital Appreciation Fund, Series I
AIM V.I. Capital Development Fund, Series I
AIM V.I. Value Fund, Series I
Alliance VP Premier Growth Portfolio (Class B)
Alliance VP Technology Portfolio (Class B)
Alliance VP U.S. Government/High Grade Securities Portfolio (Class B) Baron Capital Funds Trust Capital Asset Fund - Insurance Shares
Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio (previously
 Warburg Pincus Trust - Emerging Growth Portfolio)
Fidelity VIP III Growth & Income Portfolio (Service Class)
Fidelity VIP III Mid Cap Portfolio (Service Class)
Fidelity VIP Overseas Portfolio (Service Class)
FTVIPT Franklin Real Estate Fund - Class 2
FTVIPT Franklin Mutual Shares Securities Fund - Class 2
FTVIPT Templeton Foreign Securities Fund - Class 2

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

American Express Signature One Variable Annuity/SM/ (continued)
Goldman Sachs VIT Capital Growth Fund
Goldman Sachs VIT CORE/SM/ U.S. Equity Fund
Goldman Sachs VIT Internatioinal Equity Fund
Janus Aspen Series Aggressive Growth Portfolio: Service Shares
Janus Aspen Series Global Technology Portfolio: Service Shares
Janus Aspen Series Growth Portfolio - Service Shares
Janus Aspen Series International Growth Portfolio: Service Shares
J.P. Morgan U.S. Disciplined Equity Portfolio
Lazard Retirement Series Equity Portfolio
Lazard Retirement Series International Equity Portfolio
MFS(R) New Discovery Series - Initial Class
MFS(R) Research Series - Initial Class
MFS(R)Utilities Series - Initial Class
Royce Capital Fund Micro-Cap Portfolio
Royce Capital Fund Small-Cap Portfolio (previously Royce Premier Portfolio) Third Avenue Value Portfolio
Wanger International Small Cap
Wanger U.S. Smaller Companies

dc-376480